UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 14, 2006
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Ford Motor Company ("Ford") has been contacted by the Division of Corporation Finance and the Division of Enforcement of the Securities and Exchange Commission for additional information regarding the disclosures in the Current Reports on Form 8-K dated October 20, 2006, the Annual Reports on Form 10-K/A for the year ended December 31, 2005, and the Quarterly Reports on Form 10-Q for the period ended September 30, 2006 filed by Ford and Ford Motor Credit Company relating to our recent restatement of financial results. We are voluntarily cooperating with these informal inquiries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY
(Registrant)

Date: November 17, 2006	By:	/s/C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary